Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VA

Supplement to:

Overture Accent!

Prospectus Dated May 1, 2012

Supplement Dated May 1, 2024

The following is a list of Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time, and can be found online at ameritas.com/investments/fund-prospectuses.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Long-term capital appreciation.	Calvert VP SRI Mid Cap Portfolio [1]
Calvert Research and Management
Investing to correspond with the returns of the MSCI EAFE Index.	CVT EAFE International Index Portfolio, Class I (named Calvert VP EAFE International Index Portfolio, Class I prior to 5/1/24)
Calvert Research and Management
Investing to correspond with the returns of the Bloomberg Barclays U.S. Aggregate Bond Index.	CVT Investment Grade Bond Index Portfolio, Class I (named Calvert VP Investment Grade Bond Index Portfolio, Class I prior to 5/1/24)
Calvert Research and Management /
Ameritas Investment Partners, Inc. [2]
Investing to correspond with the returns of the S&P 500 Index. [3]	CVT S&P 500 Index Portfolio (named Calvert VP S&P 500 Index Portfolio prior to 5/1/24)
Calvert Research and Management /
Ameritas Investment Partners, Inc. [2]
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [4,5]
Fidelity Management & Research Company LLC /
Other investment advisers serve as sub-advisers for the fund.
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio, Service Class 2 [4]
Fidelity Management & Research Company LLC /
Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 [4]
Fidelity Management & Research Company LLC /
Other investment advisers serve as sub-advisers for the fund.
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Service Class 2 [4]
Fidelity Management & Research Company LLC /
Other investment advisers serve as sub-advisers for the fund.

1	This portfolio is closed to new investments. Funds may remain invested in the Subaccount. Transfers or withdrawals from this portfolio cannot be reinvested in the portfolio.
2	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
3	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
4	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.
5	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp. of New York

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 2776 NY 5-24